ADVISOR MANAGED PORTFOLIOS
(the “Trust”)

Supplement dated July 25, 2024
to the Prospectus and Statement of Additional Information
dated January 9, 2024 for the
Ramirez Government Money Market Fund

On July 24, 2024 the Board of Trustees of the Trust approved an amendment to the Operating Expenses Limitation Agreement (the “Amendment”) between the Trust and Ramirez Asset Management Inc. as such Agreement relates to Ramirez Government Money Market Fund (the “Fund”). The Amendment is effective as of July 24, 2024. Pursuant to the Amendment, the limit of 0.22% for Institutional Class shares has been lowered to 0.17% and the limit of 0.47% for Retail Class shares has been lowered to 0.42%. All references in the Fund’s Prospectus and Statement of Additional Information to the previous limits are hereby deleted in their entirety and replaced as noted above.

Please retain this supplement with your Prospectus and Statement of Additional Information for future reference.